UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 1, 2019

Vericel Corporation

(Exact Name of Registrant as Specified in Charter)

Michigan	001-35280	94-3096597
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

64 Sidney Street Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on May 1, 2019, at its Annual Meeting of Shareholders held on May 1, 2019 (the “Annual Meeting”), the shareholders of Vericel Corporation, a Michigan corporation (the “Company”)  approved the Vericel Corporation 2019 Omnibus Incentive Plan (the “2019 Plan”), which will replace the Vericel Corporation 2017 Omnibus Incentive Plan (the “2017 Plan”). The Company’s Board of Directors (the “Board”) approved the 2019 Plan on February 6, 2019, subject to and effective upon approval by the shareholders at the Annual Meeting. The 2019 Plan became effective upon receipt of the requisite shareholder approval on May 1, 2019 (the “Effective Date”).  The number of shares of the Company’s common stock reserved for issuance under the 2019 Plan is 5,000,000.

A summary of the material terms of the 2019 Plan is set forth in Proposal 3 contained in the Company’s Definitive Proxy Statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 20, 2019 and is incorporated herein by reference. That summary is qualified in its entirety by the full text of the 2019 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the SEC on March 20, 2019: (i) to elect each of Robert L. Zerbe, Alan L. Rubino, Heidi Hagen, Steven Gilman, Kevin McLaughlin, Paul Wotton and Dominick C. Colangelo as a director of the Company to serve for a one-year term expiring at the Company’s 2020 annual meeting of shareholders and until his or her successor has been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 (“Proposal 2”), (iii) to approve the adoption of the Company’s 2019 Omnibus Incentive Plan (“Proposal 3”), and (iv) to approve, on an advisory basis, the compensation of the named executive officers of the Company (“Proposal 4”).

The Company’s shareholders approved the nominees recommended for election in Proposal 1 at the Annual Meeting.

Shareholders voted for directors as follows:

Nominee	For	Abstain/Withheld	Broker Non-Votes
Robert L. Zerbe	22,269,495	7,022,145	9,604,305
Alan L. Rubino	19,927,019	9,364,621	9,604,305
Heidi Hagen	23,539,135	5,752,505	9,604,305
Steven Gilman	15,498,616	13,793,024	9,604,305
Kevin McLaughlin	21,301,612	7,990,028	9,604,305
Paul Wotton	22,289,228	7,002,412	9,604,305
Dominick C. Colangelo	24,010,018	5,281,622	9,604,305

The Company’s shareholders approved Proposal 2 to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2019. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions
38,438,148	434,958	22,839

The Company’s shareholders approved Proposal 3 on the adoption of the Company’s 2019 Omnibus Incentive Plan. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,133,378	3,015,865	142,397	9,604,305

The Company’s shareholders approved, on an advisory basis, Proposal 4 on the compensation of the Company’s named executive officers. The votes cast at the Annual Meeting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,735,014	399,932	156,694	9,604,305

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1**	Vericel Corporation 2019 Omnibus Incentive Plan

10.2**	Form of Incentive Stock Option Agreement for Employees under the 2019 Omnibus Incentive Plan

10.3**	Form of Incentive Stock Option Agreement for New Hires under the 2019 Omnibus Incentive Plan

10.4**	Form of Non-Qualified Stock Option Agreement under the 2019 Omnibus Incentive Plan

10.5**	Form of Restricted Stock Unit Award Agreement for Employees under the 2019 Omnibus Incentive Plan

10.6**	Form of Restricted Stock Unit Award Agreement for non-employee directors under the 2019 Omnibus Incentive Plan

** Filed herewith

EXHIBIT INDEX

Exhibit No.	Description

10.1**	Vericel Corporation 2019 Omnibus Incentive Plan

10.2**	Form of Incentive Stock Option Agreement for Employees under the 2019 Omnibus Incentive Plan

10.3**	Form of Incentive Stock Option Agreement for New Hires under the 2019 Omnibus Incentive Plan

10.4**	Form of Non-Qualified Stock Option Agreement under the 2019 Omnibus Incentive Plan

10.5**	Form of Restricted Stock Unit Award Agreement for Employees under the 2019 Omnibus Incentive Plan

10.6**	Form of Restricted Stock Unit Award Agreement for non-employee directors under the 2019 Omnibus Incentive Plan

** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: May 1, 2019	By:	/s/ Gerard Michel
	Name:	Gerard Michel
	Title:	Chief Financial Officer and Vice President, Corporate Development